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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)    July 15, 1996

                                REGIS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
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                 (State or other jurisdiction of incorporation)
                 0-11230                           41-0749934
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         (Commission File Number)        (IRS Employer Identification No.)

             7201 Metro Boulevard, Minneapolis, MN             55439
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           (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code (612) 947-7000
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS
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The Registrant on July 15, 1996, announced the agreement to merge with
Supercuts, Inc. attached hereto as Exhibits 2.1 and 99.1.

                                        2

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REGIS CORPORATION

Date:  July 19, 1996                  By:/s/ Frank E. Evangelist
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                                      Frank E. Evangelist
                                      Senior Vice President-Finance
                                      Chief Financial Officer

                                      Signing on behalf of the
                                      registrant and as principal
                                      accounting officer

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                                  EXHIBIT INDEX




Exhibit 2.1 Agreement and plan of merger between Regis Corporation and Supercuts, Inc.

Exhibit 99.1   Press Release announcing the agreement.
                                        4